UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2006

                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

                              --------------------

        Delaware                       000-27969                94-3180138
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
    of incorporation)                                       Identification No.)


                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2006, Immersion Corporation (the "Company") terminated the employment of Michael Zuckerman, Senior Vice President and General Manager, 3D Business Group, effective December 31, 2006 and eliminated that position. Other existing employees of the Company will assume the responsibilities of the eliminated position.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IMMERSION CORPORATION


Date: December 28, 2006                 By: /s/ Stephen  M. Ambler
                                            ------------------------------------
                                            Chief Financial Officer and Vice
                                            President, Finance